SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) January 21, 2004
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                             FIRST MARINER BANCORP
               (Exact name of Registrant as specified in Charter)


          Maryland                     000-21815                  52-1834860
(State or other Jurisdiction    (Commission File Number)      (IRS Employer
  of incorporation)                                           Idenification No.)


                    3301 Boston Street, Baltimore, MD 21224
               (Address of Principal Executive Offices/Zip Code)


       Registrant's telephone number, including area code: (410) 342-2600
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 12.  Results of Operations and Financial Condition

On January 21, 2004, the Registrant issued a press release reporting its financial results for the period ended December 31, 2003. A copy of this press release is being furnished as Exhibit 99.1 and is incorporated by reference into
Item 12.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Exhibits.

                  99.1     Press release dated January 21, 2004.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRST MARINER BANCORP



Date: January 22, 2004                  By:/s/ Joseph A. Cicero
                                           Joseph A. Cicero
                                           President and Chief Operating Officer


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                                 EXHIBIT INDEX



Exhibit
Number                  Description of Exhibit
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99.1                    Press release dated January 21, 2004.